Exhibit 4.2

INPHI CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

August 12, 2010

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (“Agreement”) is made as of the 12th day of August, 2010, by and among Inphi Corporation, a Delaware corporation (the “Company”), the investors listed on Schedule A hereto, each of whom is herein referred to as an “Investor,” and the founders listed on Schedule B hereto, each of which is herein referred to as a “Founder.”

WHEREAS, the Company and certain of the Investors are parties to that certain Series E Preferred Stock Purchase Agreement dated as of January 30, 2008 and that Series E Preferred Stock Purchase Agreement dated as of June 30, 2010 (together, the “Series E Agreement”);

WHEREAS, the Company previously entered into an Amended and Restated Investors Rights Agreement dated as of January 30, 2008, among the Company, certain of the Investors and the Founders (the “Prior Agreement”); and

WHEREAS, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of the Company’s Common Stock (the “Common Stock”) issuable to the Investors and certain other matters as set forth herein and, upon the effectiveness of this Agreement, the Prior Agreement shall be terminated and have no further force or effect.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Registration Rights. The Company covenants and agrees as follows:

1.1 Definitions. For purposes of this Section 1:

(a) The term “Act” means the Securities Act of 1933, as amended.

(b) The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c) The term “Holder” means any person owning or having the right to acquire Registrable Securities (subject to the limitations set forth in the definition thereof) or any assignee thereof in accordance with Section 1.13 hereof.

(d) The term “IPO” shall mean the first sale of the Common Stock of the Company to the public pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (other than a registration statement relating either to the sale of Common Stock to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction).

(e) The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

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(f) The term “Preferred Stock” shall mean the Company’s Series A Preferred Stock (the “Series A Preferred Stock”), the Company’s Series B Preferred Stock (the “Series B Preferred Stock”), the Company’s Series C Preferred Stock (the “Series C Preferred Stock”), the Company’s Series D Preferred Stock (the “Series D Preferred Stock”) and the Company’s Series E Preferred Stock (the “Series E Preferred Stock”).

(g) The term “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness by the SEC of such registration statement or document.

(h) The term “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock; (ii) the Common Stock issuable or issued upon exercise of the warrants as listed on Schedule 1.1(h) hereto (the “Warrants”) and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) - (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

(i) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

(j) The term “SEC” shall mean the Securities and Exchange Commission.

1.2 Request for Registration.

(a) If the Company shall receive at any time after the earlier of (i) the Company’s initial public offering, or (ii) January 30, 2011 (but not within 6 months of the effective date of a registration), a written request from the Holders of at least thirty percent (30%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding (or a lesser percentage if the anticipated aggregate offering price would exceed $10,000,000), then the Company shall:

(i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and

(ii) use its best efforts to effect as soon as practicable, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.2(b).

(b) If the Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to

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subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i) After the Company has effected two registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective and the securities offered pursuant to such registration have been sold; or

(ii) During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that (A) the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and (B) the Company provides prior written notice to the Initiating Holders of any registration request of its intent to file a registration statement.

1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Act in connection

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with the public offering of such securities solely for cash (other than a registration relating solely to the sale of Common Stock to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within ten (10) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by Section 10(a)(3) of the Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

(b) Prepare and file with the SEC and furnish to the Holders such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders such numbers of copies of a prospectus, including all amendments thereto, and including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or “Blue Sky” laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

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(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Promptly notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or, if for any other reason it shall be necessary at such time to amend or supplement the registration statement or the prospectus in order to comply with the Act.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Use its reasonable best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (a) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (b) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities (to the extent the then applicable standards of professional conduct permit said letter to be addressed to the Holders).

1.5 Furnish Information.

(a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

(b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the

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number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.

1.6 Expenses of Demand and S-3 Registration. All expenses (other than underwriting discounts and commissions applicable to the sale of Registrable Securities (the “Selling Expenses”)) incurred in connection with registrations, filings or qualifications pursuant to Section 1.2 and 1.12, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by Holders selling a majority of the subject Registrable Securities and reasonably acceptable to the Company, shall be borne by the Company (the “Registration Expenses”); provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or 1.12 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating holders shall bear such expenses in proportion to the number of shares for which registration was requested), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 1.2 in which event such right shall be forfeited by all Holders; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request and have withdrawn the request in good faith as a result of such change with reasonable promptness following disclosure of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2. All Selling Expenses relating to the Registrable Securities so registered shall be borne by holders of such securities and, if it participates, the Company, pro rata on the basis of the number of shares of Registrable Securities so registered on their behalf.

1.7 Expenses of Company Registration. All expenses (other than Selling Expenses) incurred in connection with any registrations, filings or qualifications of Registrable Securities pursuant to this Agreement (other than those pursuant to Sections 1.2 or 1.12), including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by Holders selling a majority of the subject Registrable Securities and reasonably acceptable to the Company, shall be borne by the Company. All Selling Expenses relating to the Registrable Securities so registered shall be borne by holders of such securities and, if it participates, the Company, pro rata on the basis of the number of shares of Registrable Securities so registered on their behalf.

1.8 Underwriting Requirements; Allocation of Registration Opportunity. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and then only in such quantity as the underwriters determine in their sole

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discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case the selling stockholders may be entirely excluded if the underwriters make the determination described above and no other stockholder’s securities are included, (ii) the amount of securities of the selling Holders included in the offering be reduced unless all of the securities of the Founders and any other non-Holder stockholder of the Company are first excluded from the offering, or (iii) notwithstanding (i) and (ii) above, any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 are excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single selling stockholder, and any pro-rata reduction with respect to such selling stockholder shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such selling stockholder, as defined in this sentence.

1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, and such parties’ counsel against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations or alleged statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act or other federal or state law, or any rule or

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regulation promulgated under the Act, the 1934 Act or other federal or state law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based solely upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, its counsel, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act or the 1934 Act insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, shall not relieve such indemnifying party of any liability to the indemnified party under this Section 1.10 to the extent such failure is not prejudicial to its ability to defend such action, and the omission so to deliver

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written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

(d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this Section 1.10(d) exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

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(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12 Form S-3 Registration. After its IPO, the Company shall use its best efforts to qualify for registration on Form S-3 or any successor form. Thereafter, in case the Company shall receive from any Holder or Holders of Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will: promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders off any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, within the six (6) month period preceding the date of such request, already effected on registration on Form S-3 for the Holders pursuant to this Section 1.12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as

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practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least one hundred thousand (100,000) shares of the Registrable Securities (as adjusted for stock splits, stock dividends, recapitalizations and the like) held by the transferor or assignor of such securities immediately prior to such transfer, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.15 below; (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act; and (d) such transfer or assignment shall not be effective if it is made to a competitor of the Company as determined by the Company in its sole discretion. Notwithstanding the foregoing, (i) transfers to transferees and assignees of a partnership or limited liability company who are partners or members or retired partners or members of such partnership or limited liability company (including spouses and ancestors, lineal descendants and siblings of such partners or members who acquire Registrable Securities by gift, will or intestate succession), (ii) transfers to an affiliated fund, partnership, entity or shareholder of any Investor shall not be subject to the minimum shareholding requirement set forth above, provided that all such assignees and transferees shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

1.14 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of not less than sixty percent (60%) of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

1.15 Market Stand-Off Agreement.

(a) Each Investor and each Founder hereby agrees that, during the period of duration specified by the underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act in connection with the Company’s IPO, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without

11

limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration, provided, however, that such market stand-off period shall not exceed 198 days.

(b) In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor and each Founder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

(c) The obligations described in Section 1.15(a) shall apply to the Investors only if all officers and directors of the Company, all one-percent (1%) securityholders, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements. If the Company or the underwriter of any public offering of the Company’s securities waive or terminate any standoff or lockup restrictions imposed on any holder of securities of the Company, then such waiver or termination shall be granted to all Holders subject to standoff or lockup restrictions pro rata based on the number of shares of Common Stock beneficially held by such holder and the Holders. From and after the date of this Agreement, the Company shall use its best efforts to ensure that all holders of capital stock of the Company agree to be bound by terms substantially similar to those set forth in this Section 1.15.

1.16 Termination of Registration Rights. The rights under this Section 1 shall terminate (i) as to each Holder who, immediately following the consummation of the IPO, holds, or is entitled to hold upon conversion, shares of Registrable Securities which may be immediately sold under Rule 144 during any 90-day period and (ii) as to all Holders upon the five-year anniversary of the consummation of the Company’s IPO.

2. Covenants of the Company.

2.1 Delivery of Financial Statements.

(a) So long as any Investor holds at least one hundred thousand (100,000) Registrable Securities (as adjusted for stock splits, stock dividends, recapitalizations and the like), the Company shall deliver to each such Investor (a “Major Investor”):

(i) as soon as practicable, but in any event within sixty (60) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

(ii) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement and a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter, in each case, certified by Company’s Chief Financial Officer, with management’s analysis of results and a statement of an executive officer comparing monthly and year-to-date information to the Company’s budget for such fiscal quarter;

12

(iii) within thirty (30) days of the end of each month, an unaudited income statement and a statement of cash flows for such month and an unaudited balance sheet as of the end of such month, in reasonable detail; and

(iv) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, an annual budget for the next fiscal year, prepared on a monthly basis.

2.2 Inspection Covenants. The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers (including the use of an auditor in such inspection and discussion), all at such reasonable times as may be requested by such Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers, upon advice of legal counsel, to be trade secret or similar confidential information.

2.3 Termination of Information and Inspection Covenants. The covenants set forth in Section 2.1 and 2.2 shall terminate and be of no further force or effect when either (i) the Company consummates its IPO; (ii) when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act; or (iii) the closing of any transaction or series of related transactions by the Company (including, without limitation, any reorganization, merger or consolidation) which will result in the Company’s stockholders immediately prior to such transaction not holding (by virtue of such shares or securities issued solely with respect thereto) at least 50% of the voting power of the surviving or continuing entity.

2.4 Right of First Offer. Subject to the terms and conditions specified in this Section 2.4, for so long as any Major Investor owns any shares of outstanding Preferred Stock, the Company hereby grants to such Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). A Major Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners, members, directors, entities under common control and affiliates in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a) The Company shall deliver a notice by certified mail (“Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b) By written notification received by the Company, within twenty (20) calendar days after receipt of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals

13

the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by such Major Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all outstanding options, warrants and other convertible or exercisable securities). The Company shall promptly, in writing, inform each Investor which purchases all the shares available to it (“Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) calendar day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Investors which is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of common stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

(c) If all Shares referred to in the Notice which Major Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the sixty (60) day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(d) The right of first offer in this Section 2.4 shall not be applicable:

(i) to the issuance or sale of shares of Common Stock or other securities, or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”), to employees, consultants or directors of the Company or persons having a professional relationship with or providing services to the Company, directly or pursuant to a stock option plan or agreement or other stock option arrangements so long as such plan, agreements or arrangements have been approved by the Board of Directors of the Company (including a majority of the directors designated by the holders of the Preferred Stock);

(ii) to the issuance or sale of Common Stock or Common Stock Equivalents in connection with a bona fide acquisition of technology by the Company or a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, approved by the Board of Directors of the Company (including a majority of the directors designated by the holders of the Preferred Stock);

(iii) to the issuance or sale of Common Stock or Common Stock Equivalents, warrants or other securities or rights in connection with a bona fide loan transaction or bank financing or otherwise in connection with commercial credit and equipment financing arrangements or to a strategic partner of the Company, in each case as approved by the Board of

14

Directors of the Company (including a majority of the directors designated by the holders of the Preferred Stock);

(iv) to or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement on Form S-1;

(v) to the issuance of Common Stock or Common Stock Equivalents issued or issuable pursuant to a resolution unanimously approved by approved by the Board of Directors of the Company (including a majority of the directors designated by the holders of the Preferred Stock);

(vi) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities that are, or have been, approved for issuance by a majority of the Company’s Board of Directors (including a majority of the directors designated by the holders of the Preferred Stock);

(vii) to the issuance of securities in connection with a split or subdivision of the outstanding shares of Common Stock or a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof); or

(viii) to the issuance of any shares of Series E Preferred Stock pursuant to the Series E Agreement or any subsequent closing thereof or the issuance of the any shares of Common Stock upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock.

(e) The right of first offer set forth in this Section 2.4 may not be assigned or transferred except to affiliates of a Major Investor.

2.5 Qualified Small Business. The Company shall not take, or not fail to take, any action that would reasonably be expected to cause the Stock to fail to qualify as “qualified small business stock” within the meaning of Sections 1045 and 1202 of the Internal Revenue Code of 1986, as amended, and Sections 18152.5 and 18038.5 of the California Revenue and Taxation Code; provided that, notwithstanding the foregoing, the Company shall not be obligated to take any action, or refrain from any action, which in its good faith business judgment is not in the best interests of the Company or its stockholders. In the event that the Company is or becomes aware that the Stock will or may fail to qualify as a “qualified small business stock” within the meaning of Sections 1045 and 1202 of the Internal Revenue Code of 1986, as amended, and Sections 18152.5 and 18038.5 of the California Revenue and Taxation Code, the Company will promptly notify the holders of the Stock, and will consult in good faith with Investors regarding a mutually agreeable and reasonable and alternative course of action that would preserve such status. Upon request by a holder of the Stock, the Company shall conduct a reasonable investigation to determine whether the Stock qualifies as “qualified small business stock” meaning of Sections 1045 and 1202 of the Internal Revenue Code of 1986, as amended,

15

and Sections 18152.5 and 18038.5 of the California Revenue and Taxation Code, and shall deliver to such holder a duly executed Certificate of Representation in substantially the form attached hereto as Exhibit A (the “QSBS Certificate”) as expeditiously as reasonably possible, but in no event later than 30 days following the Company’s receipt of such request. If the Company is unable to deliver an executed QSBS Certificate because representation statement 2 in the QSBS Certificate is inaccurate, the Company covenants and agrees to deliver a statement explaining the reasons for such inaccuracy. The Company’s obligation to furnish a written statement pursuant to this Section 2.5 shall continue notwithstanding the fact that a class of the Company’s stock may be traded on an established securities market.

2.6 Employee and Other Stock Arrangements. The Company has issued or reserved for issuance an aggregate of 15,500,411 shares of Common Stock (or Common Stock Equivalents) for issuance to employees, consultants and directors of the Company and persons having a professional relationship with or providing services to the Company, pursuant to the Company’s 2000 Stock Option/Stock Issuance Plan (the “Option Plan”). The Company shall not increase the number of shares of Common Stock reserved under the Option Plan without the approval of a majority of the members of its Board of Directors. Unless otherwise approved by a majority of the members of its Board of Directors, all shares of Common Stock or Common Stock Equivalents issued under the Option Plan shall initially be unvested and shall vest twenty-five percent (25%) at the end of the first year of service, with the remaining seventy-five percent (75%) vesting in 36 equal monthly installments thereafter, subject to continued service to the Company. The Company shall have a right to repurchase any unvested shares issued to any person pursuant to the Option Plan upon the termination, with or without cause, of such person’s employment and shall also have a right of first refusal with respect to any shares of vested stock proposed to be transferred by an employee (subject to the standard exceptions set forth in the Company’s form documents under the Option Plan).

2.7 Proprietary Information Agreements. The Company will cause each person now or hereafter employed by it or any subsidiary to execute the Company’s standard agreement regarding confidentiality, proprietary information and inventions.

2.8 Assignment of Right of First Refusal. The Company hereby covenants and agrees to assign to each Major Investor, on a pro-rata basis as set forth below, to the extent permitted under the Option Plan, the First Refusal Right granted to the Company under each Stock Purchase Agreement (a “Stock Purchase Agreement”) and Stock Issuance Agreement (a “Stock Issuance Agreement”) entered into with each person to whom an option is granted or shares are issued under the Option Plan in the event the Company does not exercise such First Refusal Right, such that the Major Investors shall have identical rights and obligations (except as herein provided) to those of the Company with respect to the exercise of a First Refusal Right for such shares; provided, however, that each Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Disposition Notice (as such term is defined in each Stock Purchase Agreement or Stock Issuance Agreement, as the case may be) that number of shares equal to the proportion that the number of shares of Registrable Securities then held by such stockholder bears to the total number of shares of Registrable Securities of the Company then held by all other Major Investors. The Company covenants agrees to take all such further actions as may be necessary in order to enforce the foregoing First Refusal Right, including the imposition of stop-transfer instructions with respect to such shares. The Company further

16

covenants and agrees that all issuances of Common Stock (or Common Stock Equivalents) to its employees, consultants and directors shall be made either under the Option Plan or pursuant to an agreement containing provisions substantially similar to those set forth Articles E and G(1) of the form of Stock Purchase Agreement concerning rights of first refusal.

3. Miscellaneous.

3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided, however, no such waiver or amendment shall be effective as to a Holder if it adversely impacts such Holder in a manner different than the other Holders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities, and the Company. Each undersigned Major Investor having rights of first offer under Section 2.4 of the Prior Agreement,

17

hereby waives any rights to purchase additional shares of Series E Preferred Stock in excess of those shares of Series E Preferred Stock purchased by such Major Investor under the Series E Agreement.

3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

3.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons (including former and current partners, former and current members and former and current stockholders, the estates and family members of any such partners, members, retired partners or retired members and any trusts for the benefit of any of the foregoing persons) shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.10 Entire Agreement. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersedes all prior written agreements and negotiations and oral understandings with respect thereto, including but not limited to the Prior Agreement and any similar provisions set forth in the Warrants.

3.11 Recapitalizations, Etc. Subject to Section 2.2 hereof, the provisions of this Agreement (including any calculation of share ownership) shall apply, to the full extent set forth herein with respect to the Registrable Securities and to the Common Stock, to any and all shares of capital stock of the Company or any capital stock, partnership or member units or any other security evidencing ownership interests in any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of the Common Stock by reason of any stock dividend, split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

3.12 Additional Parties. In the event the Company issues additional shares of its Series E Preferred Stock pursuant to the Series E Agreement, any purchaser of such additional shares shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and such purchaser shall be deemed to be an “Investor” hereunder. Schedule A hereto may be updated from time to time after the date hereof to reflect any subsequent purchasers, successors and permitted assigns.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

INPHI CORPORATION

By:	/s/ John S. Edmunds
Name: John S. Edmunds
Title: Chief Financial Officer

Address:	3945 Freedom Circle, Suite 1100
Santa Clara, CA 95054

[Signature Page to Amended and Restated Investors’ Rights Agreement]

FOUNDERS:

LOI NGUYEN

Name: Loi Nguyen

Address:	2393 Townsgate Rd, Ste. 101
Westlake Village, CA 91361

GOPAL RAGHAVAN

Name: Gopal Raghavan

Address:	517 Oakbury Court
Thousand Oaks, CA 91360

TIMOTHY SEMONES

/s/ Timothy Semones
Name: Timothy Semones

Address:	105 Madison Avenue
P.O. Box 6496
Ketchum, ID 83340

ASHOK DHAWAN

Name: Ashok Dhawan

Address:	1909 Smokey Ridge Avenue
Thousand Oaks, CA 91362

[Signature Page to Amended and Restated Investors’ Rights Agreement]

FOUNDERS:

LOI NGUYEN

Name: Loi Nguyen

Address:	2393 Townsgate Rd, Ste. 101
Westlake Village, CA 91361

GOPAL RAGHAVAN

Name: Gopal Raghavan

Address:	517 Oakbury Court
Thousand Oaks, CA 91360

TIMOTHY SEMONES

Name: Timothy Semones

Address:	105 Madison Avenue
P.O. Box 6496
Ketchum, ID 83340

ASHOK DHAWAN

/s/ Ashok Dhawan
Name: Ashok Dhawan

Address:	1909 Smokey Ridge Avenue
Thousand Oaks, CA 91362

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Authosis Capital Inc
Print Name of Investor

/s/ ILLEGIBLE
Signature of Investor

Tam Ping LUI Chairman & CEO
Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail

Room 2101-2 Westlands Centre
20 Westlands Road
Quarry Bay, Hong Kong
Tel: +852-2960-4611
Fax: +852-2960-0185
e-mail: dlui@startupcv.com

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Michael Balog
Print Name of Investor

/s/ Michael Balog
Signature of Investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail

128 Porchuck Rd.
Greenwich CT 06831
415 407 8002
MG BALOG@gmail.com

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Andrew A. Bogan
Print Name of Investor

/s/ Andrew A. Bogan
Signature of Investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail

435 Sheridan Ave 102
Palo Alto, CA 94306

aabogan@alumni.princeton.edu

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Thomas R. Bogan 8/28/10
Print Name of Investor

/s/ Thomas R. Bogan
Signature of Investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail

Thomas R Bogan
95 Chestnut Street
Boston, MA 02108

tom@boganassociates.com

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Ronald F. Greenspan
Print Name of Investor

By:	/s/ Ronald F. Greenspan
Signature of Investor

Trustee, Chapter 7 Estate
Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail

FTI Consulting
633 West 5th Street 16th fl
Los Angeles, CA 90071
213.452.6006 213.452.6099
ron.greenspan@fticonsulting.com

[Signature Page to Amended and Restated Investor’s Rights Agreement]

MARILEE BROOKS, TTEE, MARILEE BROOKS TRUST, U/A DTD 1/16/08

By:	/s/ Marilee Brooks

Name:	Marilee Brooks

Title:	Trustee

Address:

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Joseph Chi
Print Name of Investor

/s/ Joseph Chi
Signature of Investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail

22 Falkner Drive
Ladera Ranch, CA 92694

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Todd Cutler
Print Name of Investor

/s/ Todd Cutler
Signature of Investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail
1020 Abingdon Ln
Johns Creek, GA 30022

tgcutler@gmail.com

[Signature Page to Amended and Restated Investors’ Rights Agreement]

DALI, HOOK PARTNERS, L.P.

By:	/s/ Paul Dali
Name:	Paul Dali
Title:	General Partner

Address:	3000 Sand Hill Road, Building One
Suite 185
Menlo Park, CA 94025

DALI, HOOK ENTREPRENEURS FUND, L.P.

By:	/s/ Paul Dali
Name:	Paul Dali
Title:	General Partner

Address:	3000 Sand Hill Road, Building One
Suite 185
Menlo Park, CA 94025

DALI, HOOK ANNEX FUND, L.P.

By:	/s/ Paul Dali
Name:	Paul Dali
Title:	General Partner

Address:	3000 Sand Hill Road, Building One
Suite 185
Menlo Park, CA 94025

[Signature Page to Amended and Restated Investors’ Rights Agreement]

HOOK PARTNERS V, L.P.

By:	/s/ David Hook
Name:	David Hook
Title:	General Partner

Address:	Two Galleria Tower, Suite 1670 13455 Noel Road Dallas, TX 75240

DHP B FUND, L.P.

By:	/s/ David Hook
Name:	David Hook
Title:	General Partner

Address:	Two Galleria Tower, Suite 1670 13455 Noel Road Dallas, TX 75240

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Fallen Oak Partners
Print Name of Investor

/s/ ILLEGIBLE
Signature of Investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

ILLEGIBLE Rev. Living Trust
ILLEGIBLE 7/9/2007
ILLEGIBLE
Print Name of Investor

/s/ ILLEGIBLE

Signature of Investor

Seth Gersch, Trustee

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail
200 Robin Rd
Hillsborough CA 94010

650-344-6300
sgersch@ILLEGIBLE

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Jordan Gerson
Print Name of Investor

/s/ Jordan Gerson

Signature of Investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Mark R Gordon
Print Name of Investor

/s/ Mark R Gordon 8/10/2010
Signature of Investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail
565 Barbara Way
Hillsborough, CA 94010
markrgordon@gmail.com

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Michael B. Gordon
Print Name of Investor

/s/ Michael B. Gordon
Signature of Investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail
428 Maple St
Palo Alto CA
94301

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Elizabeth T. Hall

Print Name of Investor

/s/ Elizabeth T. Hall

Signature of Investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail
5 SMOKE TREE DR.

LADERA RANCH, CA 97694

ethallz@hotmail.com

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Chelsea Hardesty
Print Name of Investor

/s/ Chelsea Hardesty
Signature of Investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail
98 RYAN AVENUE
MILL VALLEY, CA 94941
PH: 415-300-6881
FAX: 415-366-1448
cehardesty@gmail.com

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INTERNATIONAL VENTURE CAPITAL INVESTMENT CORPORATION

By:	/s/ Lip-Bu Tan
Name:	Lip-Bu Tan
Title:	President

Address:	One California Street, Suite 2800
San Francisco, CA 94111

INTERNATIONAL VENTURE CAPITAL INVESTMENT III CORP.

By:	/s/ Lip-Bu Tan
Name:	Lip-Bu Tan
Title:	President

Address:	One California Street, Suite 2800
San Francisco, CA 94111

BI WALDEN VENTURES KETIGA SDN. BHD.

By:
Name:	Lip-Bu Tan
Title:	President

Address:	One California Street, Suite 2800
San Francisco, CA 94111

SEED VENTURES III PTE LTD.

By:
Name:	Lip-Bu Tan
Title:	President

Address:	One California Street, Suite 2800
San Francisco, CA 94111

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

FAMILY TRUST DTD JAN 29, 1998

/s/ Russell A & Colene R Johnson
Print Name of Investor

/s/ Russell Johnson
Signature of Investor

Trustee
Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail
KPLJ VENTURES
2777 YULUPA AVE No. 161
SANTA ROSA, CA 95405
707 569 1685
rjohnson@kpljventures.com

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

John Dirk Kinley
Print Name of Investor

/s/ John Dirk Kinley
Signature of Investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail

John Dirk Kinley
1503 EATON AVE
SAN CARLOS, CA 94070
415.596.0010 (CELL)
dirk_kinley@yahoo.com dkinley@gmail.com

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

/s/ Scott Kovalik
Print Name of Investor

/s/ Scott Kovalik
Signature of Investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail
10 Lombardy Ln
Orinda CA 94563 work 415-248-2220 fax 415-398-7100 cell 925-285-9669

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

KTB network
Print Name of Investor

/s/ ILLEGIBLE
Signature of Investor

Partner of KTB Ventures
Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail
203 Redwood Shores Parkway, Suite 610
Redwood City, CA 94065
Phone) 650-324-4681
Fax) 650-324-4682 email) ILLEGIBLE

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Kathlene W. Lowe
Print Name of Investor

/s/ Kathlene W. Lowe
Signature of Investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail
59 CAMBRIA DRIVE
CORONA DEL MAR, CA 92625
TEL 949.640.7565
FAX 949.640.6477
email: Klowe@me.com

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Paul S. Madera
Print Name of Investor

/s/ Paul S. Madera
Signature of Investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail
2 SUTHERLAND DR.
ATHERTON, CA 94027

pmadera@meritechcapital.com

[Signature Page to Amended and Restated Investors’ Rights Agreement]

MAYFIELD XI,
a Delaware Limited Partnership

By:	Mayfield XI Management, L.L.C.
Its:	General Partner

By:	/s/ ILLEGIBLE
Its:	Managing Director

Address:	2800 Sand Hill Road
Menlo Park, CA 94025

MAYFIELD XI QUALIFIED, a Delaware Limited Partnership

By:	Mayfield XI Management, L.L.C.
Its:	General Partner

By:	/s/ ILLEGIBLE
Its:	Managing Director

Address:	2800 Sand Hill Road
Menlo Park, CA 94025

MAYFIELD ASSOCIATES FUND VI,
a Delaware Limited Partnership

By:	Mayfield XI Management, L.L.C.
Its:	General Partner

By:	/s/ ILLEGIBLE
Its:	Managing Director

Address:	2800 Sand Hill Road
Menlo Park, CA 94025

[Signature Page to Amended and Restated Investors’ Rights Agreement]

MAYFIELD PRINCIPALS FUND II,
a Delaware Limited Liability Company

By:	Mayfield XI Management, L.L.C.
Its:	Managing Director

By:	/s/ ILLEGIBLE
Its:	Managing Director

Address:	2800 Sand Hill Road
Menlo Park, CA 94025

[Signature Page to Amended and Restated Investors’ Rights Agreement]

NARRA VENTURE CAPITAL, L.P.

By:	/s/ Francisco S.A. Sandejas
Name:	Francisco S.A. Sandejas
Title:	Authorized Signatory

Address:	Unit 105, Plaza B
Northgate Cyberzone
Muntinlupa City, 1781
Philippines

[Signature Page to Amended and Restated Investors’ Rights Agreement]

PACVEN WALDEN VENTURES V, L.P.

By:	Pacven Walden Management V, Co., Ltd.
As General Partner of
Pacven Walden Ventures V, L.P.

By:	/s/ Lip-Bu Tan
Name:	Lip-Bu Tan
Its:	Director

Address:	One California Street, Suite 2800 San Francisco, CA 94111

PACVEN WALDEN VENTURES PARALLEL V-A C.V.

By:	Pacven Walden Management V, Co., Ltd.
As General Partner of
Pacven Walden Ventures Parallel V-A C.V.

By:	/s/ Lip-Bu Tan
Name:	Lip-Bu Tan
Its:	Director

Address:	One California Street, Suite 2800
San Francisco, CA 94111

PACVEN WALDEN VENTURES PARALLEL V-B C.V.

By:	Pacven Walden Management V, Co., Ltd.
As General Partner of
Pacven Walden Ventures Parallel V-B C.V.

By:	/s/ Lip-Bu Tan
Name:	Lip-Bu Tan
Its:	Director

Address:	One California Street, Suite 2800
San Francisco, CA 94111

[Signature Page to Amended and Restated Investors’ Rights Agreement]

PACVEN WALDEN VENTURES V ASSOCIATES FUND, L.P.

By:	Pacven Walden Management V, Co., Ltd.
As General Partner of Pacven Walden
Ventures V Associates Fund, L.P.

By:	/s/ Lip-Bu Tan
Name:	Lip-Bu Tan
Its:	Director

Address:	One California Street, Suite 2800
San Francisco, CA 94111

PACVEN WALDEN VENTURES V-QP ASSOCIATES FUND, L.P.

By:	Pacven Walden Management V, Co., Ltd.
As General Partner of Pacven Walden
Ventures V-QP Associates Fund, L.P.

By:	/s/ Lip-Bu Tan
Name:	Lip-Bu Tan
Its:	Director

Address:	One California Street, Suite 2800
San Francisco, CA 94111

ASIAN VENTURE CAPITAL INVESTMENT CORPORATION

By:	/s/ Lip-Bu Tan
Name:	Lip-Bu Tan
Title:	President

Address:	One California Street, Suite 2800
San Francisco, CA 94111

[Signature Page to Amended and Restated Investors’ Rights Agreement]

PACVEN WALDEN VENTURES VI, L.P.

By:	Pacven Walden Management VI, Co., Ltd.
As General Partner of Pacven Walden Ventures VI, L.P.

By:	/s/ Lip-Bu Tan
Name:	Lip-Bu Tan
Its:	Director

PACVEN WALDEN VENTURES PARALLEL VI, L.P.

By:	Pacven Walden Management VI, Co., Ltd.
As General Partner of Pacven Walden Ventures Parallel VI, L.P.

By:	/s/ Lip-Bu Tan
Name:	Lip-Bu Tan
Its:	Director

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INTERNATIONAL VENTURE CAPITAL INVESTMENT CORPORATION

By:
Name:	Lip-Bu Tan
Title:	President

Address:	One California Street, Suite 2800
San Francisco, CA 94111

INTERNATIONAL VENTURE CAPITAL INVESTMENT III CORP.

By:
Name:	Lip-Bu Tan
Title:	President

Address:	One California Street, Suite 2800
San Francisco, CA 94111

BI WALDEN VENTURES KETIGA SDN. BHD.

By:
Name:	Lip-Bu Tan
Title:	President

Address:	One California Street, Suite 2800
San Francisco, CA 94111

SEED VENTURES III PTE LTD.

By:	/s/ Hock Voon Loo
Name:	Hock Voon Loo
Title:	Director

Address:	One California Street, Suite 2800
San Francisco, CA 94111

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

John Skeen
Print Name of Investor

/s/ John Skeen
Signature of investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail

[Signature Page to Amended and Investors’ Right Agreement]

INVESTORS:

ROBERT T. SLAYMAKER
Print Name of Investor

/s/ ROBERT T. SLAYMAKER
Signature of investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail
1 BELVEDERE WAY
BELVEDERE, CA 94920
415-730-1979 (MOBILE)
415-435-0749 (FAX)
RT SLAY@COMCAST.NET

[Signature Page to Amended and Investors’ Right Agreement]

INVESTORS:

Illegible
Print Name of Investor

/s/ Illegible
Signature of investor

Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail

[Signature Page to Amended and Investors’ Right Agreement]

SVB FINANCIAL GROUP

By:	/s/ Michael kruse
Name:	Michael kruse
Title:	Treasurer
Address:	3003 Tasman Dr
Attn: Jen Chin
Santa Clara, CA 95054

[Signature Page to Amended and Investors’ Right Agreement]

INVESTORS:

SAMSUNG ELECTRONICS CO., LTD

By:
Name:

Address:

SVIC NO. 4 NEW TECHNOLOGY BUSINESS INVESTMENT, L.L.P.

By:
Name:	Myung Ku Kang

Address:	Samsung Ventures Investment Corp. Samsung Electronics Bldg,. 1320-10, Seocho-2dong, Seocho-gu Seoul 137-965, Korea

SVIC NO. 6 NEW TECHNOLOGY BUSINESS INVESTMENT, L.L.P.

By:	/s/ MYUNGKU KANG
Name:	MYUNGKU KANG
Vice President/CFO
Address:	29th Samsung Electronics Bldg,. 1320-10, Seocho-2dong, Seocho-gu, Seoul, Korea

[Signature Page to Amended and Investors’ Right Agreement]

INVESTORS: SAMSUNG ELECTRONICS CO., LTD.

By:
Name:

Address:

SVIC NO. 4 NEW TECHNOLOGY BUSINESS INVESTMENT, L.L.P.

By:	/s/ Myung Ku Kang
Name:	Myung Ku Kang

Address:	Samsung Ventures Investment Corp.
Samsung Electronics Bldg,.
1320-10, Seocho-2dong, Seocho-gu
Seoul 137-965, Korea

SVIC NO. 6 NEW TECHNOLOGY BUSINESS INVESTMENT, L.L.P.

By:
Name:

Address:

[Signature Page to Amended and Restated Investors’ Rights Agreement]

TVP II LLC

By:
Name:
Title:

Address:

SAM SRINIVASAN

By:	/s/ illegible

Address:	2854 Grapevine Terrace
Fremont, CA 94539

[Signature Page to Amended and Restated Investors’ Rights Agreement]

TALLWOOD I, L.P.

By:	TALLWOOD MANAGEMENT CO. LLC,
General Partner

By:	/s/ Illegible
Name:

Address:	400 Hamilton Avenue
Suite 230
Palo Alto, CA 94301

[Signature Page to Amended and Restated Investors’ Rights Agreement]

TEAK CAPITAL SDN BHD, A COMPANY INCORPORATED UNDER THE COMPANIES ACT, 1965 (MALAYSIA)

By:	/s/ CHOK KWEE BEE
Name:	CHOK KWEE BEE

Title:	MANAGING DIRECTOR

Address:	#22-01, MENARA DION
NO. 27 JALAN SULTAN ISMAIL
50250 KUALA LUMPUR
MALAYSIA
TEL: (603) 2031.2202
FAX: (603) 2031.2205

[Signature Page to Amended and Restated Investors’ Rights Agreement]

KTBNETWORK CO., LTD.

By:	/s/ Bum-Soo Kim
Name:	Bum-Soo Kim
Title:
Address:	720 University Ave, Suite 100
Palo Alto, CA 94301

TECH VENTURES II, L.P.

By:	/s/ Illegible
Name:
Title:
Address:	c/o 17/F ROBINSON SUMMIT CENTER
6783 AYALA AVENUE
MAKATI CITY 1226
PHILIPPINES

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

TW Partners
Illegible
Illegible
Print Name of Investor

/s/ Illegible
Signature of Investor

Illegible
Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail

650-740-8028

Illegible

Fax 650-529-9301

[Signature Page to Amended and Investors’ Right Agreement]

VENTURE LENDING & LEASING III, LLC

By:	/s/ David Wanek
Name:	David Wanek
Title:	Vice President
Address:	2010 No. First Street
Suite 310
San Jose, CA 95131

[Signature Page to Amended and Restated Investors’ Rights Agreement]

INVESTORS:

Richard A. Young
Donna L. Young
Print Name of Investor

/s/ Richard A. Young
/s/ Donna L. Young
Signature of Investor

Trustees of the Young Trust
Print Title of Signatory (if applicable)

Address, Phone Number, Fax Number and e-mail
22588 Lazy Oak Ct.
Cupertino CA 95014
408-255-9437 donnayoung2@att.net
Richard.young@att.net

[Signature Page to Amended and Restated Investors’ Rights Agreement]

SCHEDULE A

SCHEDULE OF STOCKHOLDERS

Andrew A. Bogan

Asian Venture Capital Investment Corporation

Authosis Capital Inc.

Brobeck, Phleger & Harrison LLP

Bruce R. Hallett

BullsEye Ventures, LLC

Dali, Hook Annex Fund, L.P.

Dali, Hook Entrepreneur Fund, L.P.

Dali, Hook Partners, L.P.

David Hayes

David Piehler

DHP B Fund, L.P.

Elizabeth T. Hall

Ellen S. Bancroft

Fallen Oak Partners, L.P.

Gabrielle M. Wirth

Goyatek Technology Inc.

Grand Prestige Invest Limited

Hook Partners V, L.P.

International Venture Capital Investment Corporation

International Venture Capital Investment III Corp.

John S. Baker

Joseph H. Chi

Kathleen W. Lowe

KTBnetwork Co., Ltd.

Laura Brower Hunter

Mayfield Associates Fund VI

Mayfield Principals Fund II

Mayfield XI

Mayfield XI Qualified

Narra Venture Capital, L.P.

OptiGrab II LLC (shares transferred to Chelsea Hardesty, Christian S. Hall, Gersch Gean Rev Living Trust uad 07/09/07 Seth J. Gersch & Alisa D. Gean MD TTEES, Jim Jungjohann, John Dirk Kinley, John K. Skeen, Jordan Gersch, M. Hill Jeffries, Marie O’Brien, Mark R. Gordon, Matthew L. Clark, Michael B. Gordon, Michael G. Balog and Stacia L. Balog, Trustees, Balog Trust u/a/d 12/08/05, Nevin Tod Spieker, Paul S. Madera, Paul Washkewicz, Robert D. Ward, Robert T. Slaymaker, Russell A. Johnson & Colene Johnson Family Trust Date: January 29, 1998, Scott Kovalik, Tim McSweeney, Todd G. Cutler

Pacven Walden Ventures Parallel V-A C.V.

Pacven Walden Ventures Parallel V-B. C.V.

Pacven Walden Ventures Parallel VI, L.P.

Pacven Walden Ventures V Associates Fund, L.P.

Pacven Walden Ventures V, L.P.

Pacven Walden Ventures VI, L.P.

Pacven Walden Ventures V-QP Associates Fund, L.P.

Patrick Arrington

Power Quotient International Ltd.

Richard A. Fink

Sam Srinivasan

Samsung Electronics Co., Ltd.

Seed Ventures III Ptd Ltd.

Stephen R. Finn

SVIC No. 4 New Technology Business Investment L.L.P.

SVIC No. 6 New Technology Business Investment L.L.P.

Tallwood I, L.P

Teak Capital Sdn Bhd, a company incorporated under the Companies

Act, 1965 (Malaysia)

Tech Ventures II L.P.

The Young Trust Dated July 27, 1993

Thomas R. Bogan

TVP II LLC

TW Partners

Venture Lending & Leasing III, LLC

Comerica Bank

Marilee Brooks, TTEE, Marilee Brooks Trust, U/A DTD 1/16/08

SVB Financial Group

SCHEDULE B

FOUNDERS

Name of Founder	No. of Shares of Common Stock Held
Loi Nguyen	167,777

Gopal Raghavan	334,777

Timothy Semones	177,777

Ashok Dhawan	467,782

SCHEDULE 1.1(h)

Warrants Issued

Warrant Holder	Number of Shares	Type of Shares
Venture Lending & Leasing III, LLC	19,504	Series B
Venture Lending & Leasing III, LLC	15,603	Series B
SVB Financial Group	5,000	Series D
Comerica Bank	30,000	Common
Marilee Brooks	60,000	Common

EXHIBIT A

INPHI Corporation,

a Delaware corporation

CERTIFICATE OF REPRESENTATIONS

REGARDING QUALIFIED SMALL BUSINESS STOCK

THIS CERTIFICATE OF REPRESENTATIONS REGARDING QUALIFIED SMALL BUSINESS STOCK (the “Certificate”) is executed as of                     ,              by INPHI Corporation, a Delaware corporation (the “Company”), for the benefit of                                  (the “Purchaser”). As used herein, the term “Stock” means those shares of Company stock issued by the Company to Purchaser and described more fully on Schedule A hereto.

Representations

Subject to the limitations and qualifications set forth below, the Company hereby represents as follows:

1. The Company has conducted a reasonable investigation into the question of whether the Stock is “qualified small business stock” (“QSBS”) within the meaning of Section 1202(c) of the Internal Revenue Code of 1986, as amended (the “Code”);

1. The Company has conducted a reasonable investigation into the question of whether the Stock is “qualified small business stock” (“QSBS”) within the meaning of Section 1202(c) of the Internal Revenue Code of 1986, as amended (the “Code”); and

2. To the best of the Company’s knowledge after reasonably diligent inquiry: (i) at all times prior to and immediately following the date hereof, the Company, together with any subsidiaries required to be aggregated with the Company (the “Controlled Group”) pursuant to section 1202(d)(3) of the Code, has been and will be a United States domestic C corporation with aggregate gross assets of less than $50,000,000; (ii) the Stock will be originally issued to the Investor on the date hereof in exchange for money within the meaning of Code section 1202(c)(1); (iii) the Company is an “eligible corporation” within the meaning of Code section 1202(e)(4); (iv) at least 80 percent (by value) of the Company’s assets are used in the active conduct of one or more qualified trades or businesses within the state of California within the meaning of Code section 1202(e) and California Revenue and Taxation Code section 18152.5; (v) as described in Code section 1202(c)(3), (a) during the one year period preceding the date hereof, the Company has not made one or more purchases of its stock with an aggregate value (as of the time of the respective purchases) exceeding five percent of the aggregate value of all of the Company’s stock as of the beginning of such period, and (b) during the two year period preceding the date hereof, the Company has not directly or indirectly purchased any of its stock from the Investor; (vi) as of and immediately following the date hereof, at least 80 percent of the Controlled Group’s payroll will be attributable to employment located within the state of

California within the meaning of California Revenue and Taxation Code section 18152.5; and (vii) the Company agrees to submit to the Internal Revenue Service, the California Franchise Tax Board, and the Investors such reports or other materials as such agencies may require;

3. The Company agrees use its reasonable business efforts to not take, or fail to take, any action which would cause the Stock to fail to qualify as “qualified small business stock” within the meaning of Sections 1045 and 1202 of the Code and Sections 18152.5 and 18038.5 of the California Revenue and Taxation Code. In the event that the Company is or becomes aware that the Stock will or may fail to qualify as “qualified small business stock” within the meaning of Sections 1045 and 1202 of the Code or Sections 18152.5 and 18038.5 of the California Revenue and Taxation Code, the Company will promptly notify Purchaser;

4. Upon request by Purchaser, the Company shall conduct a reasonable investigation to determine whether the Stock qualify as “qualified small business stock” within the meaning of Code Sections 1045 and 1202 and Sections 18152.5 and 18038.5 of the California Revenue and Taxation Code, and shall transmit, in writing, the results of such investigation to Purchaser as expeditiously as reasonably possible, but in no event later than 30 days following the Company’s receipt of such request; and

5. As of the date first above written, and assuming that Purchaser has not sold the Stock, all of the Stock is QSBS.

Qualifications and Limitations

1. Qualification of the Stock as QSBS is based, in part, on the value of Company stock or other assets at certain relevant times. For purposes of the representations made in this Certificate, the Company has made a good faith determination of such values, taking into account all material facts and circumstances, but cannot guarantee that the Internal Revenue Service or California tax authorities will not successfully assert that such determination is incorrect.

2. Qualification of the Stock as QSBS is based, in part, on whether the Company has been engaged in the active conduct of one or more qualified trades or businesses. The term “qualified trade or business” set forth in Section 1202(e)(3) of the Code is not clearly defined in all respects. For purposes of the representations made in this Certificate, the Company has made a good faith effort to apply the definition of qualified trade or business set forth in Section 1202(e)(3) of the Code, but cannot guarantee that the Internal Revenue Service or California tax authorities will not successfully assert a contrary definition.

3. Qualification of the Stock as QSBS is based, in part, on whether at least eighty percent (by value) of the Company’s assets have been used in the active conduct of one or more qualified trades or businesses. For this purpose, assets held as “working capital” of a qualified trade or business within the meaning of Section 1202(e)(6) of the Code are treated as used in the active conduct of such trade or business. The term “working capital” set forth in Section 1202(e)(6) of the Code is not clearly defined in all respects. For purposes of the representations made in this Certificate, the Company has made a good faith effort to apply the definition of working capital set forth in Section 1202(e)(6) of the Code, but cannot guarantee that the Internal Revenue Service or California tax authorities will not successfully assert a contrary definition.

4. Qualification of the Stock as QSBS is based, in part, on whether the Company purchased any of its stock from a person related to Purchaser during a relevant testing period. For purposes of the representations made in this Certificate, the Company has made a good faith determination that such purchases did not occur, but cannot guarantee that the Internal Revenue Service or California tax authorities will not successfully assert that such determination is incorrect.

5. While the representations contained herein are made in good faith, the Company assumes no liability for the failure of the Stock to qualify as QSBS

IN WITNESS WHEREOF, the Company has executed this Certificate as of the date first above written.

INPHI CORPORATION

By:
Name:
Title:

SCHEDULE A

Class/Type of Stock	Certificate Number	Number of Shares	Issue Date
Series Preferred			, 200
Series Preferred			, 200
Series Preferred			, 200
Series Preferred			, 200